Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark P. Sullivan, certify that:

1.               I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Aspen Technology, Inc. for the fiscal year ended June 30, 2009 (as so amended, “this report”); and

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 22, 2010

/s/ MARK P. SULLIVAN
Mark P. Sullivan
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)